UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2026

TKO Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 558-8333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, TKO Group Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, shares of Class A common stock and Class B common stock of the Company representing 187,379,656 votes, or approximately 98.03% of voting power entitled to vote at the Annual Meeting, voting as a single class, were present in person, by remote communication or represented by proxy at the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2026.

Item 1 — Election of twelve directors to hold office until the Company’s annual meeting of stockholders to be held in 2027, and until their respective successors are duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Ariel Emanuel	158,897,037	19,984,134	8,498,485
Mark Shapiro	153,200,101	25,681,070	8,498,485
Peter C.B. Bynoe	168,018,196	10,862,975	8,498,485
Egon P. Durban	178,091,745	789,426	8,498,485
Dwayne Johnson	142,813,504	36,067,667	8,498,485
Bradley A. Keywell	178,548,765	332,406	8,498,485
Nick Khan	154,552,960	24,328,211	8,498,485
Steven R. Koonin	157,147,561	21,733,610	8,498,485
Jonathan A. Kraft	178,557,731	323,440	8,498,485
Sonya E. Medina	167,702,903	11,178,268	8,498,485
Nancy R. Tellem	178,542,999	338,172	8,498,485
Carrie Wheeler	178,403,184	477,987	8,498,485

Item 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Vote FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
187,147,670	157,298	74,688	0

Based on the foregoing votes, the twelve director nominees were elected and Item 2 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: June 12, 2026